NEW COVENANT FUNDS
Supplement dated April 6, 2010 to the
Prospectus dated November 1, 2009

Effective immediately, James A. Rullo, CFA, no longer serves as a Portfolio Manager of the New Covenant Growth Fund.  Accordingly, references to James A. Rullo in “Summary Section – Portfolio Manager” on page 7 of the Prospectus and the “Management of the Funds – The Subadvisers – Wellington Management Company, LLP” section on page 34 of the Prospectus are deleted.

Please retain this Supplement with your Prospectus for future reference.

NEW COVENANT FUNDS
Supplement dated April 6, 2010 to the
Statement of Additional Information (“SAI”) dated November 1, 2009

Effective immediately, James A. Rullo, CFA, no longer serves as a Portfolio Manager of the New Covenant Growth Fund.  Accordingly, references to James A. Rullo in “Appendix B – Portfolio Manager Information - Wellington Management Company, LLP” on pages B-12 and B-13 of the SAI are deleted.

Please retain this Supplement with your SAI for future reference.